UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2022

HH&L Acquisition Co.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40006	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2001-2002, 20/F, One Exchange Square

The Landmark, 15 Queen’s Road Central

Central, Hong Kong 00000

(Address of principal executive offices, including zip code)

(852) 3752 2870

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	HHLA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	HHLA WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	HHLA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2022, HH&L Acquisition Co., a Cayman Islands exempted company limited by shares (the “SPAC” or “HH&L”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among SPAC, Diamond Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of SPAC (“Merger Sub”), and DiaCarta, Ltd., a Cayman Islands exempted company limited by shares (“DiaCarta” or the “Company”). Pursuant to the terms of the Business Combination Agreement, a business combination between the SPAC and the Company (the “Business Combination”) will be effected in two steps. First, before the closing of the Business Combination (the “Closing”), both the SPAC and the Company will deregister in the Cayman Islands and domesticate as Delaware corporations in accordance with Section 388 of the Delaware General Corporation Law and the Cayman Islands Companies Act (As Revised), with DiaCarta changing its name to DiaCarta Holdings, Inc. (the “Domestication”). Second, at the Closing, Merger Sub will merge with and into DiaCarta Holdings, Inc., with DiaCarta Holdings, Inc. surviving such merger as the surviving entity (the “Merger”). Upon consummation of the Business Combination, DiaCarta Holdings, Inc. will become a wholly owned subsidiary of the SPAC. The SPAC will then change its name to “DiaCarta, Inc.” We refer to the SPAC and DiaCarta after the Domestication but before the Merger as “Domesticated SPAC” and “Domesticated Company,” respectively. We refer to the SPAC, after giving effect to the Business Combination, as “New DiaCarta.” The aggregate merger consideration paid to DiaCarta equityholders in connection with the Business Combination consists of 46 million shares of Domesticated SPAC Common Stock, which is calculated based on a pre-money equity valuation of DiaCarta at $460,000,000 on a fully diluted basis (the “Aggregate Merger Consideration”).

The SPAC has agreed, pursuant to the Business Combination Agreement, to seek additional investors through one or more private placements of Domesticated SPAC Common Stock.

The SPAC’s Board of Directors has: (i) approved the Business Combination Agreement, declaring it fair, advisable and in the best interests of the SPAC and its shareholders; and (ii) resolved to recommend approval of the Business Combination Agreement, the Domestication, the Merger and related transactions by the shareholders of the SPAC.

The Business Combination Agreement

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The time of the closing of the Business Combination is referred to herein as the “Closing.” The date of the Closing of the Business Combination is referred to herein as the “Closing Date.”

The SPAC Domestication

Prior to the effective time of the Merger (the “Effective Time”), subject to the approval of SPAC’s shareholders, and in accordance with the DGCL, the Cayman Companies Act and the SPAC Articles (as may be amended from time to time), SPAC will effect a deregistration under the Cayman Companies Act and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication (the “SPAC Certificate of Domestication”) with the Secretary of State of Delaware), pursuant to which SPAC’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “SPAC Domestication”).

In connection with the SPAC Domestication: (i) each SPAC Class B Ordinary Share, par value $0.0001 per share, will convert into one SPAC Class A Ordinary Share, par value $0.0001 per share; (ii) immediately following the conversion described in the previous clause, each SPAC Class A Ordinary Share will convert into one share of Domesticated SPAC Common Stock; (iii) each warrant of SPAC will convert into a warrant (each, a “Domesticated SPAC Warrant”) to purchase one share of Domesticated SPAC Common Stock, pursuant to the Warrant Agreement, dated February 5, 2021, between the SPAC and Continental Stock Transfer & Trust Company; and (iv) each unit of SPAC (a “SPAC Unit”), will convert into a unit of Domesticated SPAC (each, a “Domesticated SPAC Unit”), with each Domesticated SPAC Unit representing one share of Domesticated SPAC Common Stock and one-half of one Domesticated SPAC Warrant.

The DiaCarta Domestication

Prior to the Effective Time, subject to the approval of DiaCarta’s shareholders, and in accordance with the DGCL, the Cayman Companies Act and the Governing Documents of DiaCarta (as may be amended from time to time), DiaCarta will effect a deregistration under the Cayman Companies Act and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication (the “DiaCarta Certificate of Domestication”) with the Secretary of State of Delaware), pursuant to which DiaCarta’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “DiaCarta Domestication”).

In connection with the DiaCarta Domestication: (i) each Company Ordinary Share, par value $0.001 per share, will convert into one share of Domesticated Company Common Stock, par value $0.0001 per share; (ii) each Series A Preference Share and Series B Preference Share of the Company, will convert into one share of Domesticated Company Common Stock, par value $0.0001 per share; (iii) each Company Warrant will convert into a warrant to acquire, subject to substantially the same terms and conditions as were applicable under such Company Warrant immediately before the DiaCarta Domestication, one share of Domesticated Company Common Stock; and (iv) each Company Option will convert into an option to acquire, subject to substantially the same terms and conditions as were applicable under such Company Option immediately before the DiaCarta Domestication, one share of Domesticated Company Common Stock.

The Merger and Merger Consideration

Pursuant to the Merger: (i) Merger Sub will merge with and into DiaCarta, the separate corporate existence of Merger Sub will cease and DiaCarta will be the surviving corporation and a wholly owned subsidiary of SPAC (the “Merger”); and (ii) each share of Domesticated Company Common Stock issued and outstanding prior to the Effective Time shall be converted into the right to receive a portion of the Aggregate Merger Consideration pro rata to the number of fully diluted shares of Domesticated Company.

Post-Closing Board of Directors

Immediately following the Closing, New DiaCarta’s board of directors will consist of five members, consisting of DiaCarta’s current Chief Executive Officer, Aiguo Zhang, as Chairman, three other members nominated by DiaCarta, at least two of which must be independent directors, and one independent director nominated by the Sponsor or, if the Sponsor waives its nomination right, by the Company in consultation with the Sponsor.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, (i) a covenant of each party to use its reasonable best efforts to obtain as soon as practicable all material consents and approvals of third parties and to take such actions as soon as practicable as may be reasonably necessary to cause the Business Combination to be consummated after the date of the execution of the Business Combination Agreement as promptly as reasonably practicable, (ii) a covenant of the SPAC to convene an extraordinary general meeting of the SPAC Shareholders to approve the shareholder proposals, except that the board of directors of the SPAC may postpone or adjourn such extraordinary general meeting to comply with applicable law, to ensure that any supplement or amendment to the proxy statement is required under applicable law to be disseminated to the SPAC shareholders, if there are insufficient SPAC shares represented to constitute a quorum, (iii) a covenant providing that DiaCarta will not initiate any negotiations, enter into any agreements or facilitate any such inquiries in relation to any Acquisition Proposal nor prepare or take any steps in connection with a public offering of its equity securities, (iv) a covenant providing that SPAC shall not make any proposal or offer, initiate any discussions or enter into any agreements in relation to any Business Combination Proposal, (v) a covenant by DiaCarta to deliver to the SPAC the audited financial statements that have been prepared in accordance with PCAOB auditing standards by a PCAOB qualified auditor and other audited and unaudited financial statements of DiaCarta that are required to be included in the proxy statement, and (vi) a covenant by the SPAC that in the event that by December 1, 2022 it becomes reasonably apparent that the Registration Statement will not be declared effective by the U.S. Securities and Exchange Commission (“SEC”) by December 24, 2022, the SPAC shall (with DiaCarta’s reasonable cooperation) as soon as practicable, file with the SEC (with a target filing date of December 15, 2022) a mutually acceptable proxy statement to amend the SPAC’s Governing Documents in order to extend the date by which the SPAC must consummate the Business Combination in accordance with its organization documents.

Conditions to Each Party’s Obligations

The obligations of the parties (or, in some cases, some of the parties) to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others: (i) the accuracy of representations and warranties to various standards, from no material qualifier to a material adverse effect qualifier, (ii) material compliance with pre-closing covenants, (iii) no material adverse effect both for the SPAC and DiaCarta and its subsidiaries, (iv) the delivery of customary closing certificates, (v) the waiting period of periods required by any Antitrust Authorities and any other Governmental Approvals shall have been obtained, expired or been terminated, as applicable, (vi) the absence of a legal prohibition on consummating the transactions, (vii) approval by the SPAC’s and DiaCarta’s shareholders, (viii) approval of the listing on the NYSE for newly issued shares, and (ix) the SPAC having at least US$5,000,001 of net tangible assets remaining after redemption.

Equity Plan and Incentive Awards

The Business Combination Agreement provides that, prior to the Closing Date, SPAC shall adopt an equity plan that provides for (i) an initial number of shares of Domesticated SPAC Common Stock reserved for issuance thereunder equal to approximately 15% of shares of Domesticated SPAC Common Stock outstanding as of immediately after the Effective Time and (ii) an automatic annual increase to such share reserve beginning the first day of each fiscal year for ten (10) years after the Effective Time, equal to 3% of the total number of shares of Domesticated SPAC Common Stock outstanding on the last day of the immediately preceding fiscal year.

Transaction Financing

Pursuant to the Business Combination Agreement, the SPAC has agreed, pursuant to the Business Combination Agreement, to seek additional investors through one or more private placements acceptable to the DiaCarta of common stock, par value US$0.0001 per share, of Domesticated SPAC at $10 per share.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the closing of the Business Combination, including, among things, (i) by mutual written consent of the SPAC and DiaCarta, (ii) upon a Governmental Order or Law enacted by any Governmental Authority which shall have become final and non-appealable and has the effect of making the consummation of the Business Combination illegal or prohibited, (iii) by either the SPAC or DiaCarta, if the Business Combination has not been consummated by the date that is ten months after the date of the Business Combination Agreement (or such later time mutually agreed between parties) and such failure in closing beyond such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate, (iv) if either the SPAC Shareholder Approval or Company Shareholder Approval is not obtained, and (v) if either the SPAC or DiaCarta is in breach of the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the SPAC’s public disclosures.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

SPAC Holders Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, certain directors and officers of the SPAC (together with Sponsor, each a “SPAC Shareholder”) and DiaCarta entered into a SPAC Holders Support Agreement (the “Sponsor Support Agreement”), pursuant to which each SPAC Shareholder has agreed to, among other things, vote to adopt and approve the Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby, not transfer any Subject Shares (as defined in the Sponsor Support Agreement) of the SPAC until the earlier of the (i) Effective Time and (ii) such date as the Business Combination Agreement is terminated in accordance with the terms thereof, waive or not otherwise perfect any anti-dilution or similar protection with respect to any founder shares of the SPAC and not elect to have any share of the SPAC redeemed in connection with the transactions.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Company Holders Support Agreement

Concurrently with the execution of the Business Combination Agreement, the SPAC, DiaCarta and certain shareholders of DiaCarta (each a “DiaCarta Shareholder”) entered into a Company Holders Support Agreement (the “DiaCarta Support Agreement”), pursuant to which each DiaCarta Shareholder has agreed to, among other things, vote to adopt and approve Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby, and to not transfer any Subject Shares (as defined in the DiaCarta Support Agreement) of DiaCarta until the earlier of the (i) Effective Time and (ii) such date as the Business Combination Agreement is terminated in accordance with the terms thereof.

The foregoing description of the DiaCarta Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the DiaCarta Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Lock-Up Agreement

At the Closing, Domesticated SPAC, Sponsor, certain Domesticated SPAC shareholders (the “Sponsor Holders”) and certain Domesticated Company shareholders (the “Company Holders”, together with the Sponsor Holders, each a “Holder”) will enter into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which, each Holder will agree, subject to certain customary exceptions, not to transfer any Lock-Up Shares (as defined in the Lock-Up Agreement) beginning on the Closing Date and ending on the earlier of (i) twelve (12) months after the Closing Date or (ii) subsequent to the Closing Date, the date on which (x) the closing trading price of shares of Domesticated SPAC Common Stock equals or exceeds $12.00 for any twenty (20) trading days within any thirty (30) trading day period commencing one hundred and fifty (150) days after the Closing Date, or (y) the date on which the Domesticated SPAC completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction resulting in all of Domesticated SPAC’s public shareholders having the right to exchange their shares of Domesticated SPAC Common Stock for cash, securities or other property.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Registration Rights Agreement

At the Closing, Domesticated SPAC, Domesticated Company, the Sponsor and other parties listed thereto will enter into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Domesticated SPAC will agree to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the holders party thereto, subject to certain requirements and customary conditions, will be granted customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Sponsor Shares Forfeiture Agreement

Simultaneously with the execution of the Business Combination Agreement, the SPAC and the Company entered into a sponsor shares forfeiture agreement (the “Forfeiture Agreement”) with the sponsor of the SPAC, HH&L Investment Co., a Cayman Islands exempted company limited by shares (the “Sponsor”), pursuant to which the Sponsor has agreed to contribute or forfeit certain Class B Ordinary Shares owned by it to facilitate financing after the signing of the Business Combination Agreement and certain forfeiture arrangement with an agreed cap.

The foregoing description of the Forfeiture Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Forfeiture Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 14, 2022, DiaCarta issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation, which will be used by the SPAC with respect to the Business Combination.

On October 7, 2022, SPAC received a letter from Goldman Sachs (Asia) L.L.C. (“Goldman Sachs”), and on October 13, 2022, SPAC executed a letter agreement with Credit Suisse Securities (USA) LLC (“Credit Suisse”), which, among others, waive any entitlement to their respective portions of the $14,490,000 deferred underwriting fee that accrued from Goldman Sachs’ and Credit Suisse’s participation as the underwriters of SPAC’s initial public offering. Such waiver reduces the estimated expenses of the Business Combination by $14,490,000, which amount will be reflected on the balance sheet of SPAC and the succeeding company upon the closing of the Business Combination.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This communication relates to the proposed Business Combination between HH&L and DiaCarta. HH&L intends to file a preliminary and definitive proxy statement, which will include a prospectus, which will be a part of a registration statement, and other relevant documents with the SEC. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. HH&L’s and the Company’s shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, and any amendments thereto, because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about HH&L, the Company and the contemplated Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of HH&L as of a record date to be established for voting on the proposed Business Combination. Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about HH&L, the Company and the proposed Business Combination, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: HH&L Acquisition Co., Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central, Hong Kong. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the Business Combination or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense.

Participants in the Solicitation

HH&L and its directors and executive officers may be deemed to be participants in the solicitation of proxies from HH&L’s shareholders in connection with the proposed Business Combination. A list of the names of HH&L’s directors and executive officers and information regarding their interests in HH&L is contained in HH&L’s Annual Report on Form 10-K, which was filed with the SEC on March 30, 2022, and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to HH&L Acquisition Co., Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central, Hong Kong. Additional information regarding the interests of any such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of HH&L in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

The definitive proxy statement/prospectus will be mailed to shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when in becomes available before making any voting or investment decisions.

Caution About Forward-Looking Statements

This current report contains certain statements, estimates, targets, forecasts and projections with respect to HH&L or the Company. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance and financial position of the Company. Future results are not possible to predict. Opinions and estimates offered in this current report constitute HH&L or the Company’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. You can identify these forward looking statements through the use of words such as “may,” “will,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential” and other similar words and expressions of the future, but the absence of these words does not necessarily mean that a statement is not forward-looking. Such forward-looking statements are based on estimates, assumptions and factors that are inherently uncertain, that are beyond HH&L and the Company’s control or ability to predict and that could cause actual results to differ materially from expected results. As a result, they are subject to significant risks and uncertainties and actual events or results may differ materially from these forward-looking statements. No reliance should be placed on, any forward-looking statements, including any projections, targets, estimates or forecasts contained in this current report. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this current report, and such information may be inaccurate or incomplete. Products described by the Company in its pipeline are under investigation and have not been proven to be safe or effective, and there is no guarantee any such product will be approved in the sought-after indication or will meet the developmental milestones set forth herein, including within the timeline set forth herein. Neither HH&L nor the Company undertakes any obligation to release any revisions to such forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, (ii) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of HH&L, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents, with respect to any of the foregoing, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, and this Current Report shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of October 14, 2022, by and among HH&L Acquisition Co., Diamond Merger Sub Inc. and DiaCarta, Ltd.

10.1*	SPAC Holders Support Agreement, dated as of October 14, 2022, by and among HH&L Acquisition Co., HH&L Investment Co. and DiaCarta, Ltd and certain shareholders of HH&L Acquisition Co.

10.2*	Company Holders Support Agreement, dated as of October 14, 2022, by and among HH&L Acquisition Co., DiaCarta, Ltd. and certain shareholders of DiaCarta, Ltd.

10.3	Form of Lock-Up Agreement by and among DiaCarta, Inc., HH&L Investment Co. and certain other parties thereto.

10.4	Form of Registration Rights Agreement by and among DiaCarta, Inc., DiaCarta Holdings, Inc., HH&L Investment Co. and certain other parties thereto.

10.5*	Sponsor Shares Forfeiture Agreement, dated as of October 14, 2022, by and among HH&L Investment Co., HH&L Acquisition Co. and DiaCarta, Ltd.

99.1	Press Release, dated as of October 14, 2022.

99.2	Investor Presentation, dated as of October 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). HH&L hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that HH&L may request confidential treatment for any such schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HH&L ACQUISITION CO.

	By:	/s/ Richard Qi Li
	Name:	Richard Qi Li
	Title:	Chief Executive Officer and Director
Date: October 14, 2022